Exhibit 99.1

2023 KBW Community Bank Investor Conference 1

President and Chief Executive Officer Executive Vice President and Chief Financial Officer 2

This presentation contains certain statements that may be considered forward - looking statements within the meaning of Section 27 A of the Securities Act, Section 21 E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 , which are subject to numerous risks and uncertainties . Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters . These forward - looking statements are predicated on the beliefs and assumptions of Chemung Financial Corporation’s management based on information known to management as of the date of this presentation and do not purport to speak as of any other date . Forward looking statements should not be relied upon, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the company . Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Corporation’s actual results, performance or achievements could differ materially from those discussed . Factors that could cause or contribute to such differences include but are not limited to : changes in general economic, political or industry conditions ; changes in monetary and fiscal policies, including changes in interest rates ; volatility and disruptions in capital and credit markets ; changes in regulation or oversight ; unfavorable developments concerning credit quality ; the effects of more stringent capital or liquidity requirements ; declines or other changes in the businesses or industries of customers of the Corporation’s and its subsidiaries ; operational difficulties, failure of technology, infrastructure or information security incidents ; the implementation of the Corporation’s strategies and business initiatives ; changes in the financial markets, including fluctuations in interest rates ; competitive product and pricing pressures among financial institutions within the Corporation’s markets ; changes in customer behavior ; any future strategic acquisitions or divestitures ; management's ability to maintain and expand customer relationships ; management's ability to retain key officers and employees ; the impact of legal and regulatory proceedings or determinations ; the effectiveness of methods of reducing risk exposures ; the effects of terrorist activities and other hostilities ; the effects of catastrophic events including, but not limited to, severe weather events and storms ; and changes in accounting standards . The Corporation cautions that the foregoing list of factors is not exclusive . For a discussion of factors that may cause actual results to differ from expectations, please refer to "Item 1 A . Risk Factors" of the Chemung Financial Corporation’s Annual Report on Form 10 - K for the year ended December 31 , 2022 , as updated by our filings on Form 10 - Q and other filings with the SEC . Forward - looking statements speak only as of the date they are made . The Corporation does not undertake to update forward - looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward - looking statements are made . For any forward - looking statements made in this presentation or in any documents, the Corporation claims the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 . 3

High customer engagement across all business lines and geographies. Majority of deposits sourced from stable, legacy markets. Demand remained strong through first half of 2023; 8.7% annualized growth rate. Expansion of the franchise in higher growth markets of Albany and Buffalo Consistently low non - performing assets and charge - offs. High touch relationships with affluent borrowers provides dependable non - interest income stream. 4

Oldest locally - owned and managed community bank in New York State, dating to 1833 • Subsidiary bank - Chemung Canal Trust Company - operates with 31 branches over 15 counties in New York and Pennsylvania. Operating as Capital Bank division in Albany, New York market. • Trust and Wealth Management division with $2.2 bn in assets under management or administration. • New York chartered bank and member of the Federal Reserve • Listed on NASDAQ Global Select (Ticker: CHMG) • Market Capitalization of $181.8 million at June 30, 2023 5

x 3 whole bank acquisitions since 1994 plus 12 branches acquired x Drive growth in Albany and Buffalo with legacy market deposits. x Believe and behave like a community bank. x Recognized community partner within our markets. x Relationship focus. x Well positioned to opportunistically acquire when operational model and pricing is right. x New York and contiguous states remain focus. x Seeking wealth management, whole bank or branch opportunities. x Maintain pricing discipline on loan and deposits. x Retain appropriate levels of capital to maintain optionality. x Robust corporate - wide risk management process. x Disciplined underwriting and low historical losses. 6

EPS: Net Income: Returns: Asset Quality: ACL - to - total loans 1.07% ROA 0.95% ROE 13.97% ROTE 15.89% $6.3 million $1.33 Non - performing loans - to - total loans 0.39% • Net interest income $1.0 million, or 5.4%, over Q2 2022. • Net interest margin 2.87% • Efficiency ratio 66.19% • Tangible common equity to tangible assets improved by 36 basis points to 5 . 87% . • Loans - to - deposits 79 . 24% • Available liquidity to uninsured deposits 142% • Dividend of $0.31 declared • Added to Russell 3000 Index 7

2 x Loan Growth x Portfolio Composition x Commercial Portfolio x CECL Adoption x Non - Performers 3 x Portfolio Composition x Yield and Duration x Fair Value and AOCI 4 x Deposit Costs x Deposits Composition x Liquidity 5 1 x Corporate Organization x Markets and Share x Management Team x Core Strategies x Community 8 x Net Income Trend x Net Interest Margin x Non - Interest Income x Non - Interest Expense x Expense Management x Capital

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Nevada based captive insurer Trust and Wealth Management services Provides mutual funds, securities and insurance brokerage services through LPL Financial Banking operations in Southern Tier and Western New York Chemung Risk Management, Inc. 10 Wealth Management Group Banking operations in the Capital District of New York

Long, deep relationships since 1833 provide stable funding and earnings engine. Steady and even economy, powered by large corporations (Corning, Inc.), higher education (Cornell University, SUNY Binghamton) and tourism. New York’s Capital and Western New York regions offer larger population centers undergoing economic renaissances. Large bank consolidation providing market disruption opportunities. 11

Dominant market share of deposits Small share of much larger markets; a lot of room to grow. Deployment of lower cost deposits to higher growth markets. 54.80% $792,545,000 Chemung 1.51% $331,755,000 Albany 27.94% $156,083,000 Tioga 68.61% $190,265,000 Schuyler 9.92% $133,306,000 Steuben 7.72% $122,081,000 Cayuga 4.00% $110,248,000 Tompkins 4.01% $62,655,000 Bradford (PA) 2.51% $93,469,000 Broome 1.44% $96,594,000 Saratoga 4.71% $32,937,000 Seneca 2.22% $20,936,000 Cortland 1.05% $40,182,000 Schenectady 0.00% $2,696,000 Erie $2,185,752,000 Total 12

President and CEO Industry Experience: 30 years Years with CHMG: 12 years Previously with Citizens EVP & CFO Industry Experience: 27 years Previously with KPMG LLP and Evans Bancorp Regional President Industry Experience: 34 years Years with CHMG: 4 Previously with Five Star Bank President, Capital Bank Industry Experience: 22 years Years with CHMG: 10 Previously with First Niagara EVP, Wealth Management Industry Experience: 36 years Years with CHMG: 36 years EVP, Senior Banking Officer Industry Experience: 30 years Years with CHMG: 7 years Previously with TD Bank EVP, Chief Credit and Risk Officer Industry Experience: 41 years Years with CHMG: 4 years Previously with First Niagara EVP and Chief Information Officer Industry Experience: 25 years Years with CHMG: 6 years Previously with BOK Financial 13

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• Total loans: $1.874 billion at March 31, 2023 • Originated $69.3MM in Commercial Loans through March 2023 • Originated $28.5MM in Indirect Loans through March 2023 • Originated $9.7MM in Home Equity Loans through March 2023 • Opened Loan Production Office in Buffalo, NY in 2021. $80.6MM in loans as of 03/31/2023. *CAGR: 12/31/18 to 03/31/2023 * March 31, 2023 figures unaudited 16 Q1 2023 2022 2021 2020 2019 36.00% 35.60% 39.00% 42.86% 44.03% Chemung 59.70% 60.00% 57.91% 57.14% 55.97% Capital 4.30% 4.40% 3.09% N/A N/A Buffalo $576.4 $658.5 $592.2 $650.9 $675.1 $732.8 $878.0 $879.0 $1,098.7 $1,118.0 $47.0 $79.8 $80.6 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 1,400.0 1,600.0 1,800.0 2,000.0 Loans by Division ($ Millions) Chemung Capital Buffalo 17.7% 14.3% 14.2% 14.0% 13.2% 49.4% 46.5% 52.7% 54.2% 55.1% 9.8% 14.4% 15.6% 17.1% 2.9% 15.6% 15.3% 10.3% 7.9% 7.8% 11.1% 11.3% 8.2% 5.9% 5.3% 5.1% 5.1% 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% Loans by Type (%) Other Cons. Indirect Cons. Res. Mort. PPP Comm. Mort. Comm. & Ag.

x Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. x Tactical use of participations to manage risk and capital. *The CRE Ratio above does not agree to the regulatory guidelines due to the inclusion of owner occupied loans. The regulatory guideline measure was 381% at Q1 2023. Q1 2023 2022 2021 2020 2019 102% 107% 121% 192% 133% C&A 421% 414% 372% 371% 370% CRE 117% 119% 121% 124% 108% RRE 125% 123% 93% 110% 138% Consumer 300% 250% 200% 150% 100% 50% 0% 350% 400% 450% Portfolio Composition to Tier 1 Capital & ACL March 31, 2023 13.05% 55.31% 15.26% 16.38% Portfolio Composition to Total Loans March 31, 2023 Commercial & Ag Commercial RE Residential Mort. Consumer 10.23% 11.46% 11.40% 2.30% 3.24% $175.0 $192.9 $215.0 $239.5 $245.0 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $ - $50.0 $100.0 $150.0 $200.0 $250.0 2019 2020 2021 2022 Q1 2023 Growth Tier 1 Capital and ACL *March 31, 2023 figures unaudited 17

69.61% 3.55% 1.10% 4.10% 3.06% 6.07% 2.45% 10.06% Real Estate, Rental & Leasing Manufacturing Health Care & Social Assistance Wholesale Trade Construction Accommodation & Food Services Arts, Entertainment & Recreation Other 35.27% 17.95% 23.92% 9.09% 9.79% 0.11% 3.87% Non - Owner Occupied Commercial & Industrial Multi - Family Owner Occupied Construction Agricultural & Farmland Other *March 31, 2023 figures unaudited 18

• Recorded a net decrease to retained earnings of $1.1 million, net of taxes. • The allowance for unfunded commitments increased by $1.1 million, reflected in other liabilities on the balance sheet. 19 $17,485 $18,631 $19,659 $374 $20,033 $20,075 $20,172 1.08% 1.07% 1.07% 1.10% 1.07% 1.07% 1.10% 1.09% 1.08% 1.07% 1.06% 1.05% $25,000 $20,000 $15,000 $10,000 $5,000 $ - 6/30/2022 9/30/2022 12/31/2022 Allowance CECL Adj. 1/1/2023 3/31/2023 6/30/2023 Allowance/Loans *March 31, 2023 and June 30, 2023 figures unaudited

0.28% 0.39% 0.20% 0.00% 0.40% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% Non - Performing Loans and Assets (% of Total) Non Performing Assets to Total Assets Non Performing Loans to Total Loans *June 30, 2023 figures unaudited 20

$7,304 $7,471 $5,000 $7,500 $20,000 $17,500 $15,000 $12,500 $10,000 Non - Performing Loans and Assets ($000 Currently Outstanding) Non Performing Loans ($) Non Performing Assets ($) *June 30, 2023 figures unaudited 21

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* March 31, 2023 figures unaudited 15.6% 16.3% 14.1% 7.8% 5.6% 15.1% 7.8% 5.3% 6.3% 6.1% 84.4% 73.0% 79.3% 69.1% 68.8% 9.0% 8.8% 7.6% 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% 2019 2020 2021 2022 Q1 2023 Securities Available for Sale by Type (%) U.S. Government & Enterprises MBS States & Political Other Sec. 23

* March 31, 2023 figures unaudited 2.22% 4.60 3.8 4.0 4.2 4.4 4.6 4.8 5.0 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2019 2020 2021 2022 Q1 2023 Investment Portfolio Yield Duration - Years x Utilizing cashflows from principal and interest payments to fund loans and pay down borrowings. 24 x Approximately $5 million a month in cash flows. x Principal cash flows representing over 40% of the portfolio to be received in the next five years.

$ - $ - $60,431 $55,574 $56,328 $225,029 $467,866 $577,361 $435,131 $432,654 $43,405 $42,303 $38,892 $39,414 $15,962 $41,265 $43,340 $111,931 $102,992 $97,659 $1,834 $12,249 $3,383 $(96,609) $(88,784) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $ - $20,000 $ - $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2019 2020 2021 2022 Q1 2023 Fair Values ($000) U.S. Government & Enterprises MBS States & Political Other Unrealized (Loss)/Gain 25 * March 31, 2023 figures unaudited

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*June 30, 2023 figures unaudited • 2023 Total Deposits $2.390B; an increase of $63.0 million in 2023 • 2023 Brokered Deposits $185.4 million; an increase of $111.9 million in 2023 Q2 2023 2022 2021 2020 2019 Rate 0.70% 0.15% 0.08% 0.14% 0.40% NOW 1.05% 0.24% 0.10% 0.16% 0.42% Savings and Money Market 2.87% 1.08% 0.83% 1.16% 1.42% Time Deposits 5.06% 2.88% Brokered Deposits 1.68% 0.44% 0.22% 0.31% 0.56% Total Cost of Interest Bearing Deposits 1.19% 0.30% 0.15% 0.21% 0.40% Total Cost of Deposits 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 2019 NOW Time Deposits 2020 Q2 2023 Cost of Deposits 2021 2022 Savings and Money Market Brokered Deposits Total Cost of Interest Bearing Deposits 7.8% 3.2% 9.0% 14.0% 10.3% 14.2% 15.1% 13.0% 13.5% 12.1% 12.0% 11.3% 30.4% 33.7% 29.6% 27.5% 26.3% 13.3% 11.7% 13.9% 12.7% 11.4% 34.3% 31.4% 30.4% 29.8% 28.1% 2019 2020 2021 2022 Q2 2023 Non - Interest Bearing DDA Money Market Time Deposit Interest Bearing DDA Savings Brokered Deposits 27

*March 31, 2023 figures unaudited *CAGR 12/31/2018 to 03/31/2023 15.3% 15.8% 13.4% 15.6% 11.5% 8.7% 7.5% 5.4% 3.2% 6.6% 6.9% 6.8% 34.1% 29.4% 34.0% 30.1% 28.3% 50.4% 44.1% 44.1% 45.0% 43.8% DEPOSITS BY CUSTOMER (%) Consumer Commerical Public Brokered ICS / CDARS 28 $1,815.5 $1,797.5 $240.6 $351.4 $415.6 $435.2 $405.2 $73.5 $126.8 $1.8 $3.0 $3.0 $1,331.5 29.6% $1,686.4 32.0% $1,738.0 33.6% 30.1% 27.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $ - $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 2019 2020 2021 2022 Q1 2023 Deposits by Division ($ Millions) CCTC Capital Bank Brokered Western New York Uninsured Deposits

As of June 30, 3023, unaudited Proposed Williamsville, New York Branch 29

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Net Income – Quarterly Trend ($ Thousands)



$15.6MM
$19.2MM
$26.4MM
$28.8MM
$13.5 MM YTD
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,468
$4,981
$1,956
$4,204
$2,491
$5,827
$5,711
$5,233
$6,530
$6,795
$6,646
$6,454
$6,867
$8,024
$6,453
$7,439
$7,270
$6,280
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2019
2020
2021
2022
2023

*March 31, 2023 and June 30, 2023 figures unaudited

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2019 2020 2021 2022 2023 Q1 3.71% 3.55% 2.86% 2.87% 3.14% Q2 3.69% 3.26% 2.76% 2.97% 2.87% Q3 3.63% 3.20% 2.88% 3.08% Q4 3.56% 3.06% 2.85% 3.26% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 4.00% 3.50% Fully Taxable Equivalent Net Interest Margin (%) Q1 Q2 Q3 Q4 3.64% 3.25% 2.84% 3.05% 3.00% 1.00% 1.40% 1.80% 2.20% 2.60% 3.00% 3.40% 3.80% 2019 2020 2021 2022 Q2 2023 Fully Taxable Equivalent Net Interest Margin (%) • 25.06% of the loan portfolio reprices or matures within the next 90 days • 24.08% of the commercial loan portfolio reprices or matures within the next 90 days • 47.74% of the commercial loan portfolio reprices or matures within the next 5 years • 70.81% of the commercial loan portfolio is variable *June 30, 2023 figures unaudited 32

13.07% 4.28% 20.89% 47.58% 4.44% 1.33% 0.09% 8.32% $5.4 Million 3/31/2023 Overdraft Fees Service Charges on Deposits Interchange Income Wealth Management Revenue CFS Group, Inc. Revenue Net Gains on Sales of Loans Change in FV of Equity Securities Other *March 31, 2023 figures unaudited 33

Q1 2023 2022 2021 2020 2019 $ - $2,580 $10,280 $11,072 $9,492 $9,503 Wealth Management Revenue $1,133 $4,603 $4,844 $4,068 $4,104 Interchange Income $709 $2,501 $2,266 $2,304 $3,653 Overdraft Fees $232 $1,287 $948 $830 $807 Service Charges on Deposits $241 $1,079 $1,043 $657 $673 CFS Group, Inc. Revenue $72 $(349) $246 $89 $81 Change in FV of Equity Securities $5 $107 $1,073 $1,730 $248 Net Gains on Sales of Loans $441 $1,822 $2,342 $1,872 $1,021 Other $5,000 $10,000 $15,000 $20,000 $25,000 Non - Interest Income ($000) *March 31, 2023 figures unaudited 34

35 *June 30, 2023 figures unaudited 12.15% 3.41% 1.58% 2.77% 3.28% 15.29% 9.15% 9.89% 42.48% $31.7 Million 6/30/2023 Other FDIC Insurance Marketing Furniture/Equipment Professional Services Data Processing Net Occupancy Employee Benefits Salaries

*June 30, 2023 figures unaudited $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Non - Interest Expense ($000) YTD 2023 2022 2021 2020 2019 $ - 2018 $13,487 $25,054 $24,413 $24,250 $23,420 $22,322 Salaries $3,140 $6,020 $4,503 $4,536 $5,361 $4,754 Employee Benefits $2,905 $5,539 $5,873 $5,885 $5,969 $6,550 Net Occupancy $4,854 $8,919 $8,519 $7,576 $7,386 $6,997 Data Processing $1,042 $2,171 $1,932 $1,725 $1,885 $2,169 Professional Services $879 $1,906 $1,669 $2,078 $2,497 $2,550 Furniture/Equipment $502 $941 $792 $631 $932 $1,181 Marketing $1,083 $1,356 $1,408 $987 $537 $1,142 FDIC Insurance $3,857 $7,374 $6,573 $8,267 $7,709 $8,112 Other 36

• Goal is both cost containment and cost savings • Increase efficiency in banking operations (e.g., hub and spoke) • Identify internal best practices • Develop clear action plans to implement best practices across the organization • Growth without adding cost • Cost savings recognized: • Reduction in headcount • Frozen pension plan and post - retirement healthcare accruals • Consolidation of five branch locations within existing footprint, with the most recent being two locations in 2020 **Efficiency ratio (adjusted) is non - interest expense less amortization of intangible assets less legal reserve divided by the total of fully taxable equivalent net interest income plus non - interest income less net gains or losses on securities transactions *June 30, 2023 figures unaudited 67.95 65.71 61.71 61.71 64.01 58.00 59.00 60.00 61.00 62.00 63.00 64.00 65.00 66.00 67.00 68.00 69.00 2019 2020 2021 2022 YTD 2023 Efficiency Ratio (%)** 37

• Grow capital organically through earnings • Continue to remain profitable and pay dividends • Announced share repurchase program of 250,000 shares in January 2021. • As of June 30, 2023 - 49,184 shares had been repurchased. • Positive stress testing results *March 31, 2023 figures unaudited 38 7.90% 8.06% 8.23% 8.31% 12.73% 9.35% 12.37% 12.96% 11.54% 11.71% 13.98% 13.62% 14.21% 12.57% 12.81% 9.07% 7.87% 7.91% 5.51% 5.91% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Chemung Financial Corporation - Capital Ratios (%) Tier 1 Leverage Tier 1 Capital / CET1 Total Capital TCE Ratio Q1 2023 2022 2021 2020 2019 1.54 6.13 5.64 4.01 3.21 EPS 0.31 1.24 1.19 1.04 1.04 Dividends / Share 37.52 35.32 45.09 42.53 37.35 Book Value / Share 32.91 30.69 39.34 37.83 32.74 Tangible Book Value / Share - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 - 5.00 10.00 15.00 20.00 25.00 30.00 35.00 40.00 45.00 50.00 Earnings and Dividends Per Share Tangible Book Value Per Share

4.7 million Shares Outstanding* $181.8M Market Capitalization* $0.62 YTD Dividend Per Share^ 3.23% Dividend Yield (TTM)* 13,077 Average Daily Volume^ $37.49 Book Value Per Share* $32.88 Tangible Book Value Per Share* $38.41 Stock Price* 6.64x Price to Earnings (TTM)* 1.17x Price to Tangible Book* 1.03% Return on Average Assets^ 15.43% Return on Average Equity^ * As of June 30, 2023 (unaudited) ^ YTD, June 30, 2023 (unaudited) 39

# Get In Touch

Chemung Financial Corporation is a $2.7 billion financial services holding company headquartered in Elmira, New York and operates 31 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full service community bank with trust powers. Established in 1833, Chemung Canal Trust Company is the oldest locally-owned and managed community bank in New York State. Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non-traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance, and Chemung Risk Management, Inc., a captive insurance company based in the State of Nevada.

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| Anders Tomson | 607 737-3756 | atomson@chemungcanal.com | One Chemung Canal Plaza<br>Elmira, New York 14901 |
| Dale McKim | 607 737-3714 | dmckim@chemungcanal.com | |

Chemung Financial

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